Preliminary Copies        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:

    [X]       Preliminary Proxy Statement
    [ ]       Confidential, for Use of the Commission Only
                 (as Permitted by Rule 14a-6(3)(2))
    [ ]       Definitive Proxy Statement
    [ ]       Definitive Additional Materials
    [ ]       Soliciting Material Pursuant to Sec.240.14a-11(c) or
              Sec.240.14a-12

                             NU HORIZONS ELECTRONICS CORP.

     (Name of Registrant as Specified In Its Charter) Payment of Filing Fee
             (Check the appropriate box):
    [X]      No fee required.
    [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.
             (1)   Title of each class of securities to which transaction
                   applies:   common stock
             (2)   Aggregate number of securities to which transaction applies:
             (3)   Per unit price or other underlying value of transaction
                   computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Based on the average of the high and
                   low sales prices of the common stock of $      on the NASDAQ
                   SmallCap Market
             (4)   Proposed maximum aggregate value of transaction:
             (5)   Total fee paid:

    [ ]      Fee paid previously with preliminary materials.
    [ ]      Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1)   Amount Previously Paid:
             (2)   Form, Schedule or Registration Statement No.:  Schedule 14A
             (3)   Filing Party:  Standard Funding Corp.
             (4)   Date Filed:  _________, 1999
Notes:

                          NU HORIZONS ELECTRONICS CORP.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                NOVEMBER 9, 2000




To our Stockholders

     A Special Meeting of Stockholders of NU HORIZONS ELECTRONICS CORP. will be held on Thursday, November 9, 2000 at our offices at 70 Maxess Road, Melville, New York at 10:00 a.m. At the meeting, you will be asked to vote on

1. An Amendment to article 4 of our Certificate of Incorporation to increase the number of authorized shares of the Corporation from 21,000,000 to 51,000,000;

2. Adoption of our 2000 Key Employee Stock Option Plan;

3. Adoption of our 2000 Outside Directors' Stock Option Plan; and

4. Any other matters that properly come before the meeting.

     If you are a stockholder of record at the close of business on September 29, 2000, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about October 4, 2000.

     Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.


                              By Order of the Board of Directors,

                              Richard S. Schuster
                              Secretary


Dated:  Melville, New York
        October 4, 2000

                          NU HORIZONS ELECTRONICS CORP.
                                 70 Maxess Road
                            Melville, New York 11747

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                           Thursday, November 9, 2000


     A special meeting of stockholders will be held on Thursday, November 9, 2000 at our offices at 70 Maxess Road, Melville, New York, at 10:00 a.m. Our board of directors is soliciting your proxy to vote your shares of common stock at the special meeting. This proxy statement, which was prepared by our management for the board contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to shareholders on or about October 4, 2000.


                                ABOUT THE MEETING


What is being considered at the meeting?

     You will be voting on:

1. an amendment to our Certificate of Incorporation to increase the number of shares we are authorized to issue from 21,000,000 to 51,000,000;

2.   the adoption of our 2000 Key Employee Stock Option Plan; and

3.   the adoption of our 2000 Outside Directors' Stock Option Plan.

     We do not expect to ask you to vote on any other matters at the meeting.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on September 29, 2000. Each share of stock is entitled to one vote.

How do I vote?

     You can vote in two ways:

     1.   By attending the meeting; or

     2.   By completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?
     Yes, you may change your mind at any time before the polls close at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR (1) the approval of the proposed amendment to our Certificate of Incorporation, (2) the adoption of the 2000 Employee Stock Option Plan, and
(3) the adoption of the 2000 Outside Director Plan.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 718-921-8200.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

     Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote a customer's unvoted shares, which are referred to as "broker non-votes", on certain routine matters, including for the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At our meeting, these shares will not be counted for the approval of the amendment to our Certificate of Incorporation because it is not considered "routine" under the applicable rules. Shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors, the adoption of the 2000 Employee Stock Option Plan and the adoption of the 2000 Outside Director Plan.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of September 29, 2000, must be present at the meeting. This is referred to as a quorum. On September 29, 2000, we had [10,863,818] shares issued and outstanding.

What vote is required to amend the Certificate of Incorporation?

     The affirmative vote of the holders of a majority of the shares entitled to vote is required to approve the proposed amendment to our Certificate of Incorporation increasing the number of shares we are authorized to issue from 21,000,000 to 51,000,000. A properly executed proxy marked ABSTAIN will not be voted. Accordingly, abstentions will have the effect of a negative vote.

What vote is required to approve the 2000 Key Employee Stock Option Plan?

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked ABSTAIN will not be voted. Accordingly, abstentions will have no effect on the vote for approval of the 2000 Employee Stock Option Plan.

What vote is required to approve the 2000 Outside Directors' Plan?

     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked ABSTAIN will not be voted. Accordingly, abstentions will have no effect on the vote for approval of the 2000 Outside Directors' Plan.

PROPOSAL 1    AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
INCREASING THE NUMBER OF  AUTHORIZED SHARES OF COMMON STOCK

     Our Board of Directors has proposed, and recommends that you approve, an amendment to Article 4 of our Certificate of Incorporation increasing the total number of shares which we are authorized to issue from 21,000,000 shares to 51,000,000 shares, of which 50,000,000 shares shall be shares of common stock, $.0066 par value and 1,000,000 shares shall be shares of preferred stock,$.0066 par value. The proposed amendment to our Certificate of Incorporation is attached as Exhibit "A" annexed hereto.

     The proposed amendment to our Certificate of Incorporation is intended to provide us with additional flexibility for possible stock splits, stock dividends, acquisitions, refinancings, exchanges of securities, public offerings and other corporate purposes. In recent years, we have issued a substantial number of shares through a stock split, stock dividends and the conversion of debentures. We have also reserved a substantial amount of shares for issuance under our stock plans. These events have decreased the number of shares of common stock presently available for issuance. See "Management- Stock Option Plans."

     Our Board of Directors believes it would be to our advantage to be able to issue additional common stock without the necessary delay of calling a stockholders' meeting if one or more suitable opportunities is presented to us. Accordingly, our Board of Directors recommends approval of this amendment.

     The following table sets forth as of September 29, 2000, the approximate number of shares of common stock and preferred stock authorized, outstanding, reserved, and available for issuance, as well as the approximate number of shares of which will be available for issuance if this amendment is approved.

                                                                              Available for
                                                                                 Issuance
                                                                  Available        Upon
                                                                      for       Approval of
                        Authorized     Outstanding    Reserved      Issuance     Amendment
                        ----------     -----------    --------      --------     ---------
Common Stock . . . . . . 20,000,000    10,863,818    7,723,225(1)   1,412,957    31,412,957
Preferred Stock. . . . .  1,000,000             0       20,000        880,000     1,000,000
     Series A Junior
     Participating
     Preferred Stock . .     20,000         --          20,000          --           --
------------------------

(1) Represents shares issuable upon exercise of stock options under our stock option plans and other stock options and warrants, as well as in connection with our 3-for2 stock split to be paid on October 23, 2000 to our stockholders of record as of October 2, 2000.

    The proposed amendment to our Certificate of Incorporation, as amended, must be approved by a majority of our outstanding common stock entitled to vote on this matter at the meeting. You should note that any issuance of common stock by us other than on a pro rata basis may dilute your ownership position.

     The Board of Directors recommends a vote "FOR" this proposed amendment.

PROPOSAL 2 -- ADOPTION OF THE NU HORIZONS ELECTRONICS CORP. 2000
EMPLOYEE STOCK OPTION PLAN

Introduction

     At the meeting, you will be asked to adopt the Nu Horizons Electronics Corp. 2000 Key Employee Stock Option Plan . The board adopted the 2000 Key Employee Plan on September 12, 2000, subject to stockholder approval.

     We believe that our long-term success depends upon our ability to attract and retain qualified officers, employees and consultants and to motivate their best efforts on our behalf. Our officers, other employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2000 Key Employee Plan. We believe that the 2000 Key Employee Plan will be an important part of our compensation of officers, employees and consultants, particularly since as of September 29, 2000, we only have 187,000 shares available for grant under all of our existing stock option plans.

     The 2000 Key Employee Plan is set forth as Exhibit "B" to this proxy statement. The principal features of the 2000 Key Employee Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2000 Key Employee Plan.

Stock Subject to the Plan

     The stock to be offered under the 2000 Key Employee Plan consists of shares of our common stock, whether authorized but unissued or reacquired. Up to 400,000 shares of common stock may be issuable upon the exercise of all stock options under the 2000 Key Employee Plan. The number of shares issuable is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments. No individual may be granted options to purchase more than an aggregate of 100,000 shares of common stock pursuant to the 2000 Key Employee Plan.

Administration of the Plan

     The 2000 Key Employee Plan is to be administered by our board of directors or by a compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation/stock option committee will administer the 2000 Key Employee Plan.

     Subject to the terms of the 2000 Key Employee Plan, the board or the committee may determine and designate the individuals who are to be granted stock options under the 2000 Key Employee Plan, the number of shares to be subject to options and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2000 Key Employee Plan and to prescribe, amend and rescind the rules and regulations relating to the 2000 Key Employee Plan. Although the committee may amend or modify any outstanding stock option in any manner not inconsistent with the terms of the 2000 Key Employee Plan, the committee does not have the right to reprice any outstanding options without the affirmative vote of a majority of the stockholders voting on the repricing proposal.

Grant of Options

     Our  officers,   employees  and  consultants,  as  well  as  those  of  our subsidiaries or affiliates, are eligible to participate in the 2000 Key Employee Plan.

Exercise Price, Term, Vesting Schedule

     The options to be granted under the 2000 Key Employee Plan will be non-qualified stock options. The exercise price for the options will be not less than 85% nor more than 100% of the market value of our common stock on the date of grant of the stock option. The exercise price of outstanding options is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

     Stock options granted under the 2000 Key Employee Plan shall expire not later than ten years from the date of grant.

     Stock options granted under the 2000 Key Employee Plan may become exercisable in one or more installments in the manner and at the time or times specified by the committee. Unless otherwise provided by the committee, and except in the manner described below upon the death or total disability of the optionee, a stock option may be exercised only in installments as follows: up to one-half of the subject shares on and after the first anniversary of the date of grant, and up to all of the subject shares on and after the second anniversary of the date of the grant of such option, but in no event later than the expiration of the term of the option.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him and cannot be exercised by him unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), he may exercise an option for a period of three months after his termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee may exercise such options at any time within three years after her termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment with us, any parent corporation or any subsidiary or affiliate (other than for total disability) or (3) within three years after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of two years from the date of death. In the case of clauses (1) and (3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause
(2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

Change in Control

     In the event of a "change in control,"(a) all options outstanding on the date of the change in control shall become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty
(60) days after the change in control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the fair market value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares.

     For the purposes of the 2000 Key Employee Plan, a change in control is defined as

-- a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934; or

-- if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than Nu Horizons or any "person" who on the date of the adoption of the 2000 Key Employee Plan is a director or officer of Nu Horizons, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities representing twenty percent (20%) or more of the voting power of our then outstanding securities; or

-- if during any period of two (2) consecutive years during the term of the 2000 Key Employee Plan, individuals who at the beginning of such period constitute the board of directors, cease for any reason to constitute at least a majority of the board.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to the options granted under the 2000 Key Employee Plan. This summary is not intended to be exhaustive. Among other things, it does not describe state, local or foreign income tax consequences.

     We understand that under present federal income tax laws, the grant of stock options creates no tax consequences for an optionee or for us. Upon exercising a non-qualified stock option, the optionee must generally recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the common stock on the date of exercise. The fair market value of the shares on the date of exercise will constitute the tax basis for the shares for computing gain or loss on their subsequent sale.

     Compensation that is subject to a substantial risk of forfeiture generally is not included in income until the risk of forfeiture lapses. Under current law, optionees who are either directors, officers or more than 10% stockholders are subject to the "short-swing" insider trading restrictions of Section 16(b) of the Exchange Act of 1934. The Section 16(b) restriction is considered a substantial risk of forfeiture for tax purposes. Consequently, the time of recognition of compensation income and its amount will be determined when the restriction ceases to apply. The Section 16(b) restriction lapses six months after the date of exercise.

     Nevertheless, an optionee who is subject to the Section 16(b) restriction is entitled to elect to recognize income on the date of exercise of the option. The election must be made within 30 days of the date of exercise. If the election is made, the results are the same as if the optionee were not subject to the Section 16(b) restriction.

     If permitted by our board of directors and if the optionee pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the optionee's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the optionee to pay the exercise price, the optionee's tax basis and holding period for the previously-owned shares will carry over to the newly- acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the optionee's tax basis will equal the fair market value of the share on the date of exercise and the optionee's holding period will begin on the day after the exercise date. The optionee's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock.

     We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income. We will be required to comply with applicable federal income tax withholding and information reporting requirements with respect to the amount of ordinary compensation income recognized by the optionee. If our board of directors permits shares of common stock to be used to satisfy tax withholding, such shares will be valued at their fair market value on the date of exercise. In addition, we may not be able to deduct compensation to certain employees to the extent compensation exceeds $1 million per taxable year. Covered employees include the chief executive officer and the four other highest compensated officers for that tax year. In combination with other types of compensation received by these employees, it is possible that their option-related compensation could exceed this limit in a particular year. However, certain performance-based compensation, including stock options, are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The 2000 Key Employee Plan is designed to preserve our ability to deduct in full the compensation recognized by our executive officers in connection with options granted thereunder. To permit compensation attributable to options granted under the 2000 Key Employee Plan to qualify as performance-based compensation, the Plan limits the number of shares for which options may be granted in any fiscal year to any employee, including our executive officers, to a maximum of 100,000. This grant limit is subject to appropriate adjustment in the event of certain changes in our capital structure.


     When a sale of the acquired shares occurs, an optionee will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will receive long- term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our highly qualified officers, employees and consultants by tying their interests to our stockholders' interests. Accordingly, subject to the approval of our stockholders, our board has adopted the 2000 Key Employee Plan under which options to acquire 400,000 shares may be granted.

     The affirmative vote of a majority of the votes cast on this proposal in person or by proxy at the special meeting is required for approval of the 2000 Key Employee Plan.

     Our board of directors recommends a vote FOR approval of the adoption of the 2000 Key Employee Plan.

PROPOSAL 3 -- ADOPTION OF THE NU HORIZONS ELECTRONICS CORP. 2000 OUTSIDE DIRECTORS' STOCK OPTION PLAN

Introduction

     At the meeting, you will be asked to adopt the Nu Horizons Electronics Corp. 2000 Outside Directors' Stock Option Plan. The board adopted the 2000 Director Plan on September 12, 2000, subject to stockholder approval.

     The 2000 Director Plan is intended to assure that our compensation of our outside directors is competitive and will provide equity incentives to enable it to attract and retain the services of highly qualified and experienced non-employee board members.

     Under the 2000 Director Plan non-employee board member will receive an automatic option grant for 10,000 shares of common stock on the date of approval by our stockholders of the 2000 Director Plan and on the date of each annual meeting during the term of the 2000 Director Plan during which he or she is serving as director provided (1) he or she has served on the Board for at least three full months prior to the date of grant and (2) the grant is subject to his or her continued service as an outside director.

     The 2000 Director Plan is set forth as Exhibit "B" to this proxy statement. The principal features of the 2000 Director Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2000 Director Plan.

Stock Subject to the Plan

     The stock to be offered under the 2000 Director Plan consists of shares of our common stock, whether authorized but unissued or reacquired. Up to 140,000 shares of common stock may be issuable upon the exercise of all stock options under the 2000 Director Plan. The number of shares issuable is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the Plan

     Administration  of  grants of  options  under  the 2000  Director  Plan are self-executing under the terms of the plan and no committee exercises discretion. Shareholder approval of the 2000 Director Plan will also constitute pre-approval of each option granted under the 2000 Director Plan on or after the date of the approval of the plan and the subsequent exercise of that option pursuant to the terms of the plan and the applicable stock option agreement. All other provisions of the 2000 Director Plan are to be administered by our board of directors.

     The board has authority to interpret the 2000 Director Plan, including to prescribe, amend and rescind the rules and regulations relating to the 2000 Director Plan. The committee does not have the right to reprice any outstanding options without the affirmative vote of a majority of the stockholders voting on the repricing proposal.

Grant of Options

     Only non-employee board members are eligible to participate in the 2000 Director Plan.

Exercise Price, Term, Vesting Schedule

     The options to be granted under the 2000 Director Plan will be non-qualified stock options. The exercise price for the options will be not less than the market value of our common stock on the date of grant of the stock option. The exercise price of outstanding options is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

     Stock options granted under the 2000 Director Plan shall expire not later than ten years from the date of grant.

     Stock options granted under the 2000 Director Plan become exercisable only in installments as follows:

--   up to thirty-three and one-third percent (33 1/3%) on the date of grant;

-- up to sixty-six and two-thirds percent (66 2/3%) of the subject shares on and after the first anniversary of the date of grant; and

-- up to all of the subject shares on and after the second anniversary of the date of the grant of such option.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock.

     A stock option is exercisable during the optionee's lifetime only by him and cannot be exercised by him unless, at all times since the date of grant and at the time of exercise, he is serving as a director, except that, upon termination of his service (other than (1) by death or (2) by total disability), he may exercise an option for a period of three months after his termination but only to the extent such option is exercisable on the date of such termination.

     Upon termination of all employment by total disability or death, the optionee, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the total disaability or death of the optionee, as the case may be, may exercise such options at any time within twelve months after her termination, but only to the extent such option is exercisable on the date of such termination.

Change in Control

     In the event of a "change in control," at the option of the committee (a) all options outstanding on the date of the change in control shall become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after the change in control any option or portion of an option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the fair market value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares.

     For the purposes of the 2000 Director Plan, a change in control is defined as

-- a change in control as such term is presently defined in Regulation 240.12b-(f) under the Securities Exchange Act of 1934; or

-- if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than Nu Horizons or any "person" who on the date of the adoption of the 2000 Director Plan is a director or officer of Nu Horizons, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities representing twenty percent (20%) or more of the voting power of our then outstanding securities; or

-- if during any period of two (2) consecutive years during the term of the 2000 Director Plan, individuals who at the beginning of such period constitute the board of directors, cease for any reason to constitute at least a majority of the board.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to the options granted under the 2000 Director Plan. This summary is not intended to be exhaustive. Among other things, it does not describe state, local or foreign income tax consequences.

     We understand that under present federal income tax laws, the grant of stock options creates no tax consequences for an optionee or for us. Upon exercising a non-qualified stock option, the optionee must generally recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the common stock on the date of exercise. The fair market value of the shares on the date of exercise will constitute the tax basis for the shares for computing gain or loss on their subsequent sale.

     Compensation that is subject to a substantial risk of forfeiture generally is not included in income until the risk of forfeiture lapses. Under current law, optionees who are either directors, officers or more than 10% stockholders are subject to the "short-swing" insider trading restrictions of Section 16(b) of the Exchange Act of 1934. The Section 16(b) restriction is considered a substantial risk of forfeiture for tax purposes. Consequently, the time of recognition of compensation income and its amount will be determined when the restriction ceases to apply. The Section 16(b) restriction lapses six months after the date of exercise.

     Nevertheless, an optionee who is subject to the Section 16(b) restriction is entitled to elect to recognize income on the date of exercise of the option. The election must be made within 30 days of the date of exercise. If the election is made, the results are the same as if the optionee were not subject to the Section 16(b) restriction.

     If permitted by our board of directors and if the optionee pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the optionee's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the optionee to pay the exercise price, the optionee's tax basis and holding period for the previously-owned shares will carry over to the newly- acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the optionee's tax basis will equal the fair market value of the share on the date of exercise and the optionee's holding period will begin on the day after the exercise date. The optionee's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock.

     We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an optionee is required to recognize ordinary compensation income. We will be required to comply with applicable federal income tax withholding and information reporting requirements with respect to the amount of ordinary compensation income recognized by the optionee. If our board of directors permits shares of common stock to be used to satisfy tax withholding, such shares will be valued at their fair market value on the date of exercise.

     When a sale of the acquired shares occurs, an optionee will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will receive long- term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available an equity incentive compensation plan to attract, retain and motivate highly qualified and experienced non- employee directors. Accordingly, subject to the approval of our stockholders, our board has adopted the 2000 Director Plan under which options to acquire 140,000 shares may be granted.

     The affirmative vote of a majority of the votes cast on this proposal in person or by proxy at the special meeting is required for approval of the 2000 Director Plan.

     Our board of directors recommends a vote FOR approval of the adoption of the 2000 Director Plan.

                                 STOCK OWNERSHIP

     The following table sets forth, as of September 29, 2000, information regarding the record and beneficial ownership of our common stock by (i) all persons known to be beneficial owners of more than 5% of our outstanding common stock, based on filings with the Securities and Exchange Commission; (ii) each director, (iii) our Chief Executive Officer and our three other most highly compensated executive officers; and (iv) all executive officers and directors as a group.

        Name                            Shares                    Percent
        ----                            ------                    -------
        Paul Durando                    21,488    (1)(2)             *
        Herbert M. Gardner              70,791    (3)                *
        Harvey R. Blau                     428                       *
        Dominic Polimeni                 3,100    (3)                *
        Irving Lubman                  196,994    (4)(5)             1.8%
        Arthur Nadata                  495,067    (4)(5)             4.5%
        Richard S. Schuster            521,286    (4)(5)             4.7%
        Dimensional Fund Advisors      602,357    (6)                5.6%
        All Directors and Officers
        as a Group (7 Persons)       1,309,154                      11.4%

NOTES:

(*)  Less than 1% of our outstanding stock.
(1) Includes options exercisable within 60 days for 15,626 shares of common stock under our Key Employees Stock Option Plan and the 1994 Stock Option Plan.
(2) Includes 5,862 shares of fully vested common stock owned through the Employee's Stock Ownership Plan, which include voting power.
(3) Includes options exercisable within 60 days for 53,000 shares of common stock for Mr. Gardner and 3,100 shares for Mr. Polimeni under our Outside Director Stock Option Plan.
(4) Includes options exercisable within 60 days for 148,416 shares of common stock for Mr. Lubman, 195,916 for Mr. Schuster and 235,292 shares for Mr. Nadata under our Key Employees Stock Option Plan and the 1994 Stock Option Plan.
(5) Includes 16,238 shares of fully vested common stock owned through the Employees Stock Ownership Plan, which include voting power. These officers are also Trustees of the Plan.
(6)  1299 Ocean Avenue, Santa Monica, CA 90401

Executive Compensation

     The following table sets forth the compensation we paid to our Chief Executive Officer and each of the three other executive officers for the years ended February 29, 2000, February 28, 1999 and February 28, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                      Annual Compensation (1)                            Compensation
                                      ----------------------                             ------------
                                                                                Securities
Name of Principal            Fiscal                                             Underlying         All Other (2)
   and Position               Year          Salary               Bonus            Options           Compensation
-----------------            ------         ------               -----          ----------         -------------
Irving Lubman                 2000         $251,210            $520,087            224,332             $39,500
COO, Chairman                 1999          243,893             196,102             75,000             21,552
of the Board                  1998          236,789             344,370                                 16,781

Arthur Nadata                 2000         $251,210            $742,983            250,583             $39,047
President and                 1999          243,893             280,146            100,000              20,514
CEO                           1998          236,789             344,370                                 31,374

Richard Schuster              2000         $251,210            $742,983            224,332             $34,432
Vice President,               1999          243,893             280,146             75,000              18,330
Secretary and                 1998          236,789             344,370                                 18,922
President, NIC
Components Corp.

Paul Durando                  2000         $155,000             $80,724             23,625              $1,550
Vice President,               1999          150,000              31,011             10,000               1,500
Finance and Treasurer         1998          138,942              25,827             15,000               1,389

(1) No Other Annual Compensation is shown because the amounts of perquisites and other non-cash benefits provided by us do not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.

(2) The amounts in this column include our contributions on behalf of the named executive officer to our 401(k)-retirement plan in amounts equal to a maximum of 1% of the executive officer's annual salary and, for Messrs. Lubman, Nadata and Schuster contributions to life insurance policies where we are not the beneficiary, and the cost to us of the non-business use of our automobiles used by executive officers.

Employment Contracts

     On September 13, 1996, we signed employment contracts, as amended, with Messrs. Lubman, Nadata and Schuster for a continually renewing five year term. The employment contracts specify a base salary of $226,545 for each officer, which shall be increased each year by the change in the consumer price index. The employment contracts provide for payment to Mr. Lubman of an annual bonus of

2.33% and to each of Messers. Nadata and Schuster of an annual bonus equal to 3.33% (9% in the aggregate) of our consolidated earnings before income taxes. Benefits are also payable upon the occurrence of either a change in control of the company, as defined, or the termination of the officer's employment, as defined. In the event any of them terminates his employment within six months after a change in control, he will receive a lump sum payment equal to three-quarters of the remaining compensation under his employment agreement. The employment contracts also provide for certain payments of the executives' salaries, performance bonuses and other benefits in the event of death or disability of the officer for the balance of the period covered by the agreement.

     The following table sets forth certain information with respect to stock options granted to the officers named in the Summary Compensation Table during the fiscal year ended February 29, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                  % of Total                               Potential Realizable Value
                                   Options        Exercise                 at Assumed Annual Rates of
                  Options         Granted to       Price     Expiration   Stock Price Appreciation for
Name              Granted(1)       Employees    ($ per share)    Date          Entire Term (2) (3)
----              ---------       ----------     ----------- ----------   ----------------------------
                                                                                5%             10%
                                                                                --             ---
P. Durando         23,625              2.8%         $5.71      5/25/09      $  84,814      $  214,988

I. Lubman         119,332             14.3%          5.71      5/25/09        428,402       1,085,921
                  105,000             12.6%          6.19      6/28/09        408,450       1,036,350

A. Nadata         145,583             17.5%          5.71      5/25/09        522,643       1,324,805
                  105,000             12.6%          6.19      6/28/09        408,450       1,036,350

R. Schuster       119,332             14.3%          5.71      5/25/09        428,402       1,085,921
                  105,000             12.6%          6.19      6/28/09        408,450       1,036,350

(1) Options were granted for a term of ten years, subject to earlier termination on termination of employment. Options become exercisable in two equal annual installments commencing one year from the date of grant.
(2) These amounts represent assumed rates of appreciation, which may not necessarily be achieved. The actual gains, if any, are dependent on the market value of our stock at a future date as well as the option holder's continued employment throughout the vesting period. Appreciation reported is net of exercise price.
(3) Potential Realizable Value is based on the assumed annual growth rates for the ten-year option term. Annual growth of 5% results in a stock price of $9.30 per share and 10% results in a price of $14.81 per share for the recipients on the shares granted at $5.71. The same growth rates result in a stock price of $10.08 per share and $16.06 per share on the shares granted at $6.19. Actual gains, if any, on stock option exercises are dependent on the future performance of our stock as well as the option holder's continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved. Appreciation reported is net of exercise price.

     The following table sets forth certain information as to each exercise of stock options during the fiscal year ended February 29, 2000 by the persons named in the Summary Compensation Table and the fiscal year end value of unexercised options:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR-END
                               OPTIONS/SAR VALUES

                                                                Value of
                                                 Number of     Unexercised
                                                 Unexercised   In-the-Money
                                                 Options/SARs  Options/SARs
                                                  at FY End      at FY End
                                                 -------------  -------------

              Shares Acquired                    Exercisable/  Exercisable/
Name            on Exercise   Value Realized (1) Unexercisable Unexercisable
----          --------------- -----------------  ------------- -------------
Irving Lubman         -             -               170,625     $1,702,706
                                                    289,957      3,182,599

Arthur Nadata         -             -               183,750      1,850,100
                                                    329,333      3,627,942

Richard Schuster      -             -               170,625      1,702,706
                                                    289,957      3,182,599

Paul Durando          -             -                49,875        415,354
                                                     42,000        446,198

(1) Market value less exercise price, before payment of applicable federal or state taxes.

1994 Stock Option Plan:

     In September 1994, our stockholders approved the 1994 Stock Option Plan, as amended in September 1996, under which our key employees and officers, and those of our subsidiaries and affiliates, may be granted options to purchase an aggregate of 1,155,000 shares of our common stock, as adjusted for a 5% stock dividend. The 1994 Plan is administered by the Compensation Committee, consisting of at least two members of the Board of Directors. The Compensation Committee, subject to provisions in the 1994 Plan, has the authority to designate, in its discretion, which persons are to be granted options, the number of shares subject to each option, and the period of each option. Each recipient must be our employee at the time of grant and throughout the period ending on the day three months before the date of exercise. Under the terms of the 1994 Plan, the exercise price of the shares subject to each option granted will be not less than 85% nor more than 100% of the fair market value at the date of grant or 110% of such fair market value for options granted to any employee or director who owns stock possessing more than ten percent (10%) of the total combined voting power of all of our classes of stock. Adjustments will be made to the purchase price in the event of stock dividends, corporate reorganizations, or similar events. During fiscal 2000, 114,500 options were granted under the 1994 Plan with an exercise price of $6.00. As of September 29, 2000, options were outstanding for 843,938 shares, 311,062 options had been exercised and no options were available for grant.

     The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the 1994 Plan. The Compensation Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to the 1994 Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering or any change in capitalization. The Board may, from time to time, amend, suspend or terminate any or all of the provisions of the 1994 Plan, provided that, without the participant's approval, no change may be made which would prevent an ISO granted under the 1994 Plan from qualifying as an ISO under Section 422A of the Internal Revenue Code of 1986, as amended or results in a modification of the ISO under
Section 425(h) of the Internal Revenue Code or otherwise alter or impair any right theretofore granted to any participant; and further provided that, without the consent and approval of the holders of a majority of our outstanding shares of common stock present at that meeting at which a quorum exists, neither the Board nor the Committee may make any amendment which (i) changes the class of persons eligible for options; (ii) increases (except as provided under Section
1.6 of the 1994 Plan) the total number of shares or other securities reserved for issuance under the 1994 Plan; (iii) decreases the minimum option prices stated in Section 2.2 of the 1994 Plan (other than to change the manner of determining Fair Market Value to conform to any then applicable provision of the Internal Revenue Code or any regulation thereunder); (iv) extends the expiration date of the 1994 Plan, or the limit on the maximum term of options; or (v) withdraws the administration of the 1994 Plan from a committee consisting of two or more members, each of whom is a Disinterested Person. With the consent of the participant affected thereby, the Committee may amend or modify any outstanding option in any manner not inconsistent with the terms of the 1994 Plan.

1998 Stock Option Plan

     In May 1998, our Board of Directors adopted the Nu Horizons Electronics Corp. 1998 Stock Option Plan, as amended, under which any of our directors, officers, employees or consultants, or those of our subsidiaries or affiliates, may be granted options to purchase an aggregate 1,102,500 shares of our common stock, as adjusted for a 5% stock dividend. The 1998 Option Plan is to be administered by our Board of Directors; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a committee consisting of no fewer than two Non-Employee Directors, as defined in the Securities Exchange Act of 1934. Our Compensation Committee administers the 1998 Option Plan. Subject to the terms of the 1998 Option Plan, the Board of Directors or the Committee may determine and designate those directors, officers, employees and consultants who are to be granted stock options under the 1998 Option Plan and the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee shall also, subject to the express provisions of the 1998 Option Plan, have the authority to interpret the 1998 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 1998 Option Plan. Only non-qualified stock options may be granted under the terms of the 1998 Option Plan. The exercise price for the options granted under the 1998 Option Plan will be not less than fair market value at the date of grant. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in our capital. During fiscal 2000, 698,450 options were granted under the 1998 Option Plan with exercise prices of $6.00, $6.50 and $8.375. As of September 29, 2000, options were outstanding for 614,106 shares, 488,394 options had been exercised and no options were available for grant.

Outside Director Stock Option Plan:

     In September 1994, our stockholders approved the Outside Directors Stock Option Plan which covers 157,500 shares of our common stock, as adjusted for a 5% stock dividend. There are no options available for grant under the Director Plan. The primary purposes of the Director Plan are to attract and retain well-qualified persons for service as our directors and to provide our outside directors with the opportunity to increase their proprietary interest in our continued success and further align their interests with the interests of our stockholders through the grant of options to purchase shares of our common stock.

     All of our directors who are not our employees, of which there are presently three, were eligible to participate in the Director Plan.

     The Compensation Committee of the Board of Directors has the responsibility and authority to administer and interpret the provisions of the Director Plan. The Compensation Committee shall appropriately adjust the number of shares for which awards may be granted pursuant to the Director Plan in the event of reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering, or any change in capitalization.

     Under the Director Plan, each non-employee director received on June 1 of each year through 1999, options to purchase 10,000 shares of common stock at a price equal to the closing price of the common stock on a national securities exchange upon which our stock is listed, or the average of the mean between the last reported "bid" and "asked" prices if the common stock is not so listed, for the five business days immediately preceding the date of grant. Options awarded to each outside director vest in three equal installments over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the non-employee Director upon vesting.

2000 Stock Option Plan

     In July 2000, our Board of Directors adopted the Nu Horizons Electronics Corp. 2000 Stock Option Plan, under which any of our employees or consultants, or those of our subsidiaries or affiliates, may be granted options to purchase an aggregate 200,000 shares of our common stock. Our executive officers and directors are not eligible to participate in the 2000 Option Plan. The 2000 Option Plan is to be administered by our Board of Directors; provided, however, that the Board may, in the exercise of its discretion, designate from among its members a committee consisting of no fewer than two Non- Employee Directors, as defined in the Securities Exchange Act of 1934. Our Compensation Committee administers the 2000 Option Plan. Subject to the terms of the 2000 Option Plan, the Board of Directors or the Committee may determine and designate those employees and consultants who are to be granted stock options under the 2000 Option Plan and the number of shares to be subject to such options and the term of the options to be granted, which term may not exceed ten years. The Board of Directors or the Committee shall also, subject to the express provisions of the 2000 Option Plan, have the authority to interpret the 2000 Option Plan and to prescribe, amend and rescind the rules and regulations relating to the 2000 Option Plan. Only non-qualified stock options may be granted under the terms of the 2000 Option Plan. The exercise price for the options granted under the 2000 Option Plan will be not less than fair market value at the date of grant. The option price, as well as the number of shares subject to such option, shall be appropriately adjusted by the Committee in the event of stock splits, stock dividends, recapitalizations, and certain other events involving a change in our capital. As of September 29, 2000, 13,000 options have been granted under the 2000 Option Plan and 187,000 options are available for grant.

Summary of Fiscal 2000 Stock Option Grants:

     During fiscal 2000, we granted options to purchase 145,583 shares to Mr. Nadata, 119,332 shares to each of Messrs. Lubman and Schuster and 23,625 shares to Mr. Durando at a price of $5.71 per share, options to purchase 105,000 shares to each of Messrs. Nadata, Lubman and Schuster at a price of $6.19 per share and options to purchase 10,000 shares to each of Messrs. Blau, Gardner, and Polimeni at a price of $5.70.

Employee Stock Ownership Plan:

     In January 1987, we adopted an Employee Stock Ownership Plan which covers substantially all of our employees. The ESOP is managed by three Trustees, Messrs. Lubman, Nadata and Schuster (the "Trustees"), who vote the securities held by the ESOP (other than our securities which have been allocated to employees' accounts).

     The annual contributions to the ESOP are in such amounts as the Board of Directors in its sole discretion shall determine. Each employee who participates in the ESOP has a separate account and our annual contribution to an employee's account is not permitted to exceed the lesser of $30,000 (or such other limit as may be the maximum permissible pursuant to the provisions of Section 415 of the Internal Revenue Code and Regulations issued hereunder) or 25% of such employee's annual compensation, as defined under the ESOP.

     No contributions are required of, nor shall any be accepted from, any employee.

     All contributions to the ESOP are invested in our securities (except for temporary investments), the Trustees having the right to purchase our securities on behalf of employees. The Trustees are considered the stockholder for the purpose of exercising all owners' and stockholders' rights, with respect to our securities held in the ESOP, except for voting with respect to our securities held in the ESOP, except for voting rights which insure to the benefit of each employee who can vote all shares held in his account, even if said shares are not vested. Vesting is based upon an employee's years of service, employees generally becoming fully vested after six years.

     Benefits are payable to employees at retirement or upon death, disability or termination of employment, with payments commencing no later than sixty days following the last day of the ESOP year in which such event occurred. Subject to the right of the employee to demand payment in the form of our common stock, all benefits are payable in cash or in common stock, at the discretion of the Trustees.

     The Trustees are empowered to borrow funds for the purpose of purchasing our securities. The securities so purchased are required to be held in an acquisition indebtedness account, to be released and made available for reallocation as principal is repaid. In May 1997, on behalf of the ESOP, we entered into a revolving credit agreement with our bank which provides for a $3,000,000 revolving line of credit at the bank's prime rate until May 22, 2001. Direct borrowings under this line of credit are payable in forty-eight equal monthly installments commencing with the fiscal period subsequent to such borrowings. At February 28, 1998, the ESOP owned 431,251 shares at an average price of approximately $3.79 per share.

401(k) Savings Plan

     We sponsor a retirement plan intended to be qualified under Section 401(k) of the Internal Revenue Code. All non-union employees over age 21 who have been employed by us for at least six months are eligible to participate in the plan. Employees may contribute to the plan on a tax-deferred basis up to 15% of their total annual salary, but in no event more than the maximum permitted by the Internal Revenue Code ($10,000 in calendar 1998). Contributions by us are discretionary. Effective with the plan year ended February 28, 1998, we elected to make matching contributions at the rate of $0.25 per dollar contributed by each employee up to a maximum of 1% of an employee's salary vesting at the cumulative rate of 20% per year of service starting one year after commencement of service and, accordingly, after five years of any employee's service with us, our matching contributions are fully vested. As of February 29, 2000 approximately 250 employees had elected to participate in the plan. For the fiscal year ended February 29, 2000, we contributed approximately $115,400 to the plan, of which $9,086 was a matching contribution of $2,512 for each of Mr. Lubman, Mr. Nadata, Mr. Schuster and $1,550 for Mr. Durando.

     Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report on Executive Compensation and Stock Performance Graph in this proxy statement are not incorporated by reference into any other filings with the SEC.

Compensation Committee Interlocks and Insider Participation

     During Fiscal 2000, our Compensation Committee consisted of Messrs. Gardner (Chairman), Blau and Polimeni. Mr. Gardner is Senior Vice President of Janney Montgomery Scott, Inc., investment bankers, which acted as placement agent in connection with our $15 million private placement of convertible subordinated notes in August 1994. Mr. Blau is a partner in the law firm of Blau, Kramer, Wactlar & Lieberman, P.C. We use, and expect that we will continue to use, the services of Blau, Kramer, Wactlar & Lieberman, P.C. as our general counsel.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers generally is determined by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a director who is not our employee nor an employee of any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2000 is furnished by the Compensation Committee.

General Policies

     Our compensation programs for executives are intended to enable us to attract, motivate, reward and retain management talent required to achieve aggressive corporate objectives in a rapidly changing industry, and thereby increase stockholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, and for certain executives, a substantial cash bonus which is "at risk" based on our earnings.

     Many of our employees, including our executive officers, also are eligible to be granted stock options periodically in order to more directly align their interests with our stockholders' long-term financial interests.

Relationship of Compensation to Performance

     The Compensation Committee annually establishes, subject to any applicable employment agreements, the salaries which will be paid to executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in stock option plans, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     Stock options are granted to key employees, including our executive officers, by the Compensation Committee under our stock option plans. The number of shares subject to options granted to each executive officer generally depends upon his or her base salary and the level of that officer's management responsibility.

     During fiscal 2000, 10,000 options were granted to each outside director under the Outside Director Stock Option Plan. Options to purchase 250,583 shares were granted to Mr. Nadata, 224,332 shares were granted to each Messrs. Lubman and Schuster and 23,625 shares were granted to Mr. Durando under the 1998 Stock Option Plan. Bonuses were paid to three executive officers, as set forth in the Summary Compensation Table, pursuant to the terms of their employment agreements and on a discretionary basis to Paul Durando, Vice President, Finance and director. The Compensation Committee determined that the bonus paid to Mr. Durando was determined appropriate in light of his contributions to the company's performance, his base salary level and the level of his management responsibilities.

Compensation of Chief Executive Officer

     The company has entered into an employment agreement with Arthur Nadata, the company's President and Chief Executive Officer, pursuant to which Mr. Nadata receives a base salary of $226,545, adjusted for CPI index increases, and an incentive bonus equal to three and thirty-three one-hundredths percent (3.33%) of the company's consolidated pre-tax earnings. In this way, Mr. Nadata's cash compensation is tied directly to the company's profitability.

                                   The Compensation Committee

                                   Herbert Gardner
                                   Harvey Blau
                                   Dominic Polimeni

                         COMPANY STOCK PERFORMANCE GRAPH

     The following graph compares our total stockholder return for a five year period (February 28, 1995 to February 29, 2000) with the cumulative total return of the NASDAQ Market Index (which includes us) and a peer group of companies selected by us for purposes of the comparison. Dividend reinvestment has been assumed and, with respect to companies in the peer group, the returns of each such company have been weighted to reflect relative stock market capitalization.

                     COMPARE 5 YEAR CUMULATIVE TOTAL RETURN
                      AMONG NU-HORIZONS ELECTRONICS CORP.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                                 -----------------------FISCAL YEAR ENDING-------------------
COMPANY/INDEX/MARKET             3/01/1994     2/28/1999    2/29/1996   2/28/1997   2/27/1998
                                 ---------     ---------    ---------   ---------   ---------
Nu Horizons Electronics Corp.       100.00         84.51       176.06      104.23      71.13

Customer Selected Stock List        100.00         95.07       126.17      142.88     148.40

NASDAQ Market Index                 100.00         95.47       131.83      158.24     215.21

Assumes $100 Invested on March 1, 1994
Assumes Dividend Reinvested
Fiscal Year Ending February 28, 1999

Peer group includes All American Semiconductor, Arrow Electronics Inc., Avnet Inc., Bell Microproducts, Inc., Jaco Electronics Inc., Kent Electronics Corp., Marshall Industries, Pioneer Standard Electronics, and Reptron Electronics, Inc.

                              INDEPENDENT AUDITORS

     Lazar, Levine & Felix LLP acted as our independent auditors for the fiscal year ended February 29, 2000 and has been selected by our Board of Directors, upon the recommendation of the Audit Committee, to continue to act as our independent auditors for our 2001 fiscal year.

                             ADDITIONAL INFORMATION

     The Board of Directors does not have a standing nominating committee. The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

     We will pay the cost of soliciting proxies in the accompanying form. These expenses will consist of printing, postage and handling, and the expenses of brokerage houses, other custodians, nominees and fiduciaries who are record holders of stock for forwarding soliciting material to the beneficial owners of the stock they hold of record. We have retained MacKenzie Partners to assist us in the solicitation of proxies. In addition, certain of our officers and regular employees may solicit proxies by telephone, facsimile or personal interview. We expect that the costs of soliciting proxies with respect to this annual meeting will be approximately $10,000.

     Stockholder   proposals   with  respect  to  our  next  Annual  Meeting  of
Stockholders must be received by us no later than May 26, 2001 to be considered for inclusion in our next Proxy Statement.

                              By Order of the Board of Directors,

                              Richard S. Schuster
                              Secretary


Dated:  Melville, New York
        October 4, 2000

                                                                     Exhibit "A"

                              PROPOSED AMENDMENT TO
                          CERTIFICATE OF INCORPORATION

     The following sets forth the changes to Article 4 of our Certificate of Incorporation if the proposed amendment is approved:

               "4. The aggregate number of shares which the Corporation shall have the authority to issue is fifty-one million (51,000,000), consisting of fifty million (20,000,000) shares of Common Stock of the par value of two-thirds of one cent ($.0066) per share and one million (1,000,000) shares of Preferred Stock of the par value of one dollars ($1.00) per share. The Preferred Stock may be issued in Series and the number, designations relative rights, preferences and limitation of shares of each series of Preferred Stock, one dollar ($1.00) per share par value, shall be fixed by the Board of Directors.

               The holders of Common Stock shall be entitled to one vote for each share held; the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors; and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them, respectively."

                                                                     Exhibit "B"

                          Nu Horizons Electronics Corp.
                         2000 Employee Stock Option Plan
                         -------------------------------

SECTION 1.  GENERAL PROVISIONS

1.1  Name and General Purpose
     ------------------------

     The name of this plan is the Nu Horizons Electronics Corp. 2000 Employee Stock Option Plan (hereinafter called the "Plan"). The Plan is intended to be a broadly-based incentive plan which enables Nu Horizons Electronics Corp. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining officers and employees of, and consultants to, the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such officers, employees and consultants to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide incentive compensation opportunities competitive with those of competing corporations.

1.2  Definitions
     -----------

     a. "Affiliate" means any person or entity controlled by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b.   "Board" means the Board of Directors of the Company.

     c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

          (a) a change in control as such term is presently defined in Regulation 240.12b-(2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

          (b) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

          (c) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

     d. "Committee" means the Committee referred to in Section 1.3 of the Plan.

     e. "Common Stock" means shares of the Common Stock, par value $.0066 per share, of the Company.

     f.   "Company" means Nu Horizons Electronics Corp., a corporation organized
          under  the  laws  of  the  State  of   Delaware   (or  any   successor
          corporation).

     g. "Fair Market Value" means the market price of the Common Stock on the Nasdaq Stock Market on the on the date of the grant or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on the Nasdaq Stock Market on such date, Fair Market Value shall be determined by the Committee.

     h. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

     i. "Option" means any option to purchase Common Stock under Section 2 of the Plan.

     j. "Option Agreement" means the option agreement described in Section 2.4 of the Plan.

     k. "Participant" means any director, officer, employee or consultant of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the Plan.

     l. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     m. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan
     --------------------------

     The Plan shall be administered by the Board or by the Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

     Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the Plan.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility
     -----------

     Stock Options may be granted only to officers, employees or consultants of the Company or a Subsidiary or Affiliate. All employees are eligible to receive Stock Options under the Plan. Any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  Shares
     ------

     The aggregate number of shares reserved for issuance pursuant to the Plan shall be 400,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6. No individual may be granted options to purchase more than an aggregate of 100,000 shares of Common Stock pursuant to the Plan.

     Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the Plan.

1.6  Adjustments Due to Stock Splits, Mergers, Consolidation, Etc.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a Change in Control, at the option of the Board or Committee, (a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six
(6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option.

1.7  Non-Alienation of Benefits
     --------------------------

     Except as herein specifically provided, no right or unpaid benefit under the Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes
     ----------------------------------

     If, at any time, the Company or any Subsidiary or Affiliate is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  Administrative Expenses
     -----------------------

     The entire expense of administering the Plan shall be borne by the Company.

1.10 General Conditions
     ------------------

     a. The Board or the Committee may, from time to time, amend, suspend or terminate any or all of the provisions of the Plan, provided that, without the Participant's approval, no change may be made which would alter or impair any right theretofore granted to any Participant.

     b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the Plan, including, without limitation, and irrespective of the provisions of Section 2.3(c) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable; provided, that the Committee shall not have the right to reprice any outstanding Options.

     c. Nothing contained in the Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

     d. Nothing in the Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment or service with the Company (or such Subsidiary or Affiliate) at any time.

     e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

     f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11 Compliance with Applicable Law
     ------------------------------

     Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12 Effective Dates
     ---------------

     The Plan was adopted by the Board on September 12, 2000, subject to stockholder approval. The Plan shall terminate on September 12, 2010.


Section 2.  OPTION GRANTS
            -------------

2.1  Authority of Committee
     ----------------------

     Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

     Stock Options granted under the Plan shall be non-qualified stock options.

     The Committee shall have the authority to grant Options.

2.2  Option Exercise Price
     ---------------------

     The exercise price set forth in the Option Agreement at the time of grant shall not be less than 85%, nor more than 100%, of the Fair Market Value of the Common Stock at the time that the Option is granted.

     The consideration to be paid for the Shares to be issued upon exercise of an Option may consist of (i) cash, (ii) check, (iii) other shares of the Company's Common Stock which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) consideration received by the Company under any cashless exercise program implemented by the Company in connection with the Plan. Stock certificates will be delivered only against such payment.

2.3  Option Grants
     -------------

     Each Option will be subject to the following provisions:

     a.   Term of Option
          --------------

          An Option will be for a term of not more than ten years from the date of grant.

     b.   Exercise
          --------

          (i)  By an Employee:
               --------------

               Unless otherwise provided by the Committee and except in the manner described below upon the death of the optionee, an Option may be exercised only in installments as follows: up to one-half of the subject shares on and after the first anniversary of the date of grant, up to all of the subject shares on and after the second such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

               An Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, except that, upon termination of all such employment or provision of services (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below), the optionee may exercise an Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

               Upon termination of all such employment by Total Disability, the optionee may exercise such Options at any time within one year thereafter, but only to the extent such Option is exercisable on the date of such termination.

               In the event of the death of an optionee (i) while an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all such employment or provision of services (other than for Total Disability) or (iii) within one year after termination on account of Total Disability of all such employment or provision of services, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause
               (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination of employment or service.

          (ii) By Persons other than Employees:
               --------------------------------

               If the optionee is not an employee of the Company or the parent corporation of the Company or any Subsidiary or Affiliate, the vesting of such optionee's right to exercise his Options shall be established and determined by the Committee in the Option Agreement covering the Options granted to such optionee.

               Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability, other termination of employment or provision of services or otherwise, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option Agreement.

          c.   Transferability
               ---------------

               An  Option  granted  under  the Plan  shall  not be  transferable
               otherwise   than  by  will  or  by  the  laws  of   descent   and
               distribution, or as may be permitted by the Board or the Committee.

     2.4  Agreements
          ----------

     In consideration of any Options granted to a Participant under the Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the Plan, such terms as the Committee may deem advisable.

                                                                     Exhibit "C"

                          NU HORIZONS ELECTRONICS CORP.

                    2000 OUTSIDE DIRECTORS' STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this Outside Directors' Stock Option Plan are to attract and retain highly skilled individuals as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "non-statutory stock options."

     2. Definitions. As used herein, the following definitions shall apply:

       (a)  "Board" means the Board of Directors of the Company.

       (b)  "Code" means the Internal Revenue Code of 1986, as amended.

       (c) "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

            (i) a change in control as such term is presently defined in Regulation 240.12b- (2) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or

            (ii) if any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company or any "person" who on the date of this Agreement is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the Company's then outstanding securities; or

            (iii) if during any period of two (2) consecutive years during the term of this Plan, individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof.

     (d) "Common Stock" means the Common Stock of the Company, par value $0.0066 per share.

     (e) "Company" means Nu Horizons Electronics Corp., a Delaware corporation.

     (f) "Director" means a member of the Board.

     (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee or consulting fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company unless the Director and the Company agree that, as a result of payment of such fees in connection with services rendered, such Director should not be considered an Outside Director.

     (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a Share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or, if more than one, on the exchange with the greatest volume of trading in the Company's Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market) or regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     (j) "Option" means an option to purchase Common Stock granted pursuant to the Plan.

     (k) "Optioned Stock" means the Common Stock subject to an Option.

     (l) "Optionee" means an Outside Director who receives an Option.

     (m) "Outside Director" means a Director who is not an Employee.

     (n) "Plan" means this 2000 Directors' Option Plan.

     (o) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 140,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4. Administration of and Grants under the Plan.

       (a) Administration. Except as otherwise required herein, the Plan shall be administered by the Board. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

       (b)  Option Grants.

     (i) No person shall have any discretion to select which outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

     (ii) On the date of adoption of this option plan by the stockholders of the Company and at each annual stockholder meeting thereafter during the term of this Plan, each Outside Director shall automatically receive an additional option to purchase 10,000 Shares (the "Annual Option"), provided that (1) the Annual Option shall be granted only to an outside Director who has served on the Board for at least three full months prior to the date of grant and (2) the grant of an Annual Option shall be subject to the person's continued service as an outside Director.

     (iii) The terms of each Option granted hereunder shall be as follows:

     (1) Each Option shall terminate, if not previously exercised or otherwise terminated, on a date ten (10) years after the date of grant.

     (2) Each Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

     (3) The exercise price per Share of each Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

     (4) Each Option shall become exercisable in installments as follows: up to 33-1/3% on the date of grant; up to 66-2/3% on and after the first anniversary of the date of grant; and up to 100% on and after the second anniversary of the date of grant.

            (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

       (c) The Board has the authority to interpret the Plan and to prescribe the rules and regulations relating thereto.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b).

       The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of September 12, 2000, the date of its adoption by the Board, or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 11 of the Plan.

     7.   Option Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

     (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist of (i) cash, (ii) check, (iii) other shares of the Company's Common Stock which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) consideration received by the Company under any cashless exercise program implemented by the Company in connection with the Plan.

     8. Exercise of Option.

       (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof.

       An Option may not be exercised for a fraction of a Share.

       An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

       Except as otherwise provided in Section 3, exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of Shares as to which the option is exercised.

       (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within three (3) months after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that the Director was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

       (c) Disability of Optionee. Notwithstanding the provisions of Section 8(c) above, in the event an Optionee is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

       (d) Death of Optionee. In the event of the death of an Optionee during the term of an Option, the Option shall be exercisable to the extent it was exercisable at the date of termination, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. Notwithstanding the foregoing, in no event may the Option be exercised after its term has expired.

     9. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. Options may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change in Control.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, as applicable, and the number of Shares issuable pursuant to the automatic grant provisions of
Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, spin off, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

       (b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, Options shall become fully vested and fully exercisable, including as to Shares as to which it would not otherwise be exercisable. To the extent an Option remains unexercised at the time of the dissolution or liquidation, the Option shall terminate.

       (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

       If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of sixty (60) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

       For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

       (d) Change in Control. In the event of a Change in Control(a) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (b) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option.

  11.  Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law or regulation, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated. The Board shall not have the right to reprice any outstanding Options without the affirmative vote of a majority of all stockholders voting on the repricing proposal.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Agreements. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual or special meeting of stockholders held subsequent to the adoption of the Plan. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                          NU HORIZONS ELECTRONICS CORP.

     The undersigned hereby appoints Arthur Nadata and Richard Schuster, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Nu Horizons Electronics Corp., a Delaware corporation, at a special meeting of stockholders scheduled to be held November 9, 2000 and any adjournments thereof.

                  (Continued and to be signed on reverse side)

                                   SEE REVERSE
                                      SIDE





PLEASE MARK YOUR
/X/ VOTES AS IN THIS
  EXAMPLE

The Board of Directors recommends a vote FOR the following proposals:

1. Amendment to the Certificate of Incorporation to increase the number of authorized shares of the Corporation from 21,000,000 to 51,000,000.

               For       Against        Abstain
               / /         / /            / /

2.   Adoption of the 2000 Key Employee Stock Option Plan.

               For       Against        Abstain
               / /         / /            / /


3.   Adoption of the 2000 Outside Director Stock Option Plan.

               For       Against        Abstain
               / /         / /            / /


4. Upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ABOVE. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

SIGNATURE _____________________________________________________________________

SIGNATURE(S) __________________________________________________________________

DATED: __________________________________________________________________, 2000

(Note:  Please   sign   exactly  as  your  name   appears   hereon.   Executors,
     administrators, trustees, etc. should so indicate when signing, giving full title as such. If a signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)